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                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                  JURISDICTION
NAME                                                            OF INCORPORATION
----                                                            ----------------
The Town and Country Holding Corporation                            Delaware
The Town and Country Holding Corporation II                         Delaware

                PARTNERSHIPS OF WHICH THE REGISTRANT, DIRECTLY OR
                        INDIRECTLY, IS A GENERAL PARTNER

                                                                  JURISDICTION
NAME                                                            OF INCORPORATION
----                                                            ----------------
The TC Operating Limited Partnership                                Maryland
The TC Property Company                                             Maryland
The TC Property Company II                                          Maryland
The TC-Hallfield Company                                            Maryland
The TC-Ridgeview Company                                            Maryland
The TC-East Company                                                 Maryland
The TC-Harford Company                                              Maryland
The TC-North Company                                                Maryland
The TC-Northeast Company                                            Maryland
The TC-Versailles Company                                           Maryland
The TC-Charlesmont Company                                          Maryland
The TC-Hollows Company                                              Maryland
The TC-Laurel Company                                               Maryland
The TC-Montgomery Company                                           Maryland
The TC-Montpelier Company                                           Maryland
The TC-South Company                                                Maryland
The TC-Foxhaven Company                                             Maryland
The TC-West/Greensview Company                                      Maryland
The TC-Woodmoor Company                                             Maryland
The TC-Allentown Company                                            Maryland
The TC-Harrisburg East Company                                      Maryland
The TC-Emmaus Company                                               Maryland
The TC-Hanover Company                                              Maryland
The TC-Harrisburg Company                                           Maryland
The TC-Lancaster East Company                                       Maryland
The TC-Lancaster West Company                                       Maryland
The TC-York Company                                                 Maryland
The TC-University Heights Company                                   Maryland
The TC-Barton's Crossing Company                                    Maryland
The TC-Glen Company                                                 Maryland
The TC-Fox Run Company                                              Maryland
The TC-McNair Farms Company                                         Maryland
The TC-Rolling Hills Company                                        Maryland
The TC-Stonegate Company                                            Maryland
The TC-Christina Mill Company                                       Maryland
The TC-Carlyle Station Company                                      Maryland

                                                                  JURISDICTION
NAME                                                            OF INCORPORATION
----                                                            ----------------
The TC-Windermere Lakes Company                                     Maryland
The TC-Twelve Oaks Company                                          Maryland
The TC-Kirkman Company                                              Maryland
The TC-McIntosh Company                                             Maryland
The TC-Perico Company                                               Maryland

        LIMITED LIABILITY COMPANIES OF WHICH THE REGISTRANT, DIRECTLY OR
                             INDIRECTLY, IS A MEMBER

                                                                  JURISDICTION
NAME                                                            OF INCORPORATION
----                                                            ----------------
The Town and Country Holding Company, LLC                           Delaware
The Town and Country Holding Company II, LLC                        Delaware
The TC-Avalon Company, LLC                                          Delaware
The TC-Courts Company, LLC                                          Delaware
The TC-Excalibur Company, LLC                                       Delaware
The TC-Lionsgate Company, LLC                                       Delaware
The TC-Brandywine Woods Company, LLC                                Delaware